UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 30, 2004

(Date of earliest event reported)

SONICBLUE INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-21126	77-0204341
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7 West 41st Avenue, #74 San Mateo, California 94403
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 654-1211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01 Other Events.

     The Company, and its subsidiaries, Diamond Multimedia Systems, Inc., ReplayTV, Inc. and Sensory Science Corporation (the “Subsidiaries”), are required to file monthly operating reports with the Office of the United States Trustee for the Northern District of California (the “US Trustee”) pursuant to the US Trustee’s Operating Guidelines and Financial Reporting Requirements for Chapter 11 cases. In connection therewith, attached hereto as Exhibit 99.1 is the monthly operating report that the Company and the Subsidiaries filed with the US Trustee for the period ended November 30, 2004.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

99.1	SONICblue Incorporated, Diamond Multimedia Systems, Inc., ReplayTV, Inc. and Sensory Science Corporation – Chapter 11 Monthly Operating Report to the US Trustee for the period ended November 30, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: January 10, 2005.

SONICBLUE INCORPORATED
By	/s/ Marcus Smith

Marcus Smith
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	SONICblue Incorporated, Diamond Multimedia Systems, Inc., ReplayTV, Inc. and Sensory Science Corporation – Chapter 11 Monthly Operating Report to the US Trustee for the period ended November 30, 2004.